Exhibit 99.1

Lordstown Motors Announces Strategic Restructuring Process

Files Complaint Against Foxconn that Details Fraud, Bad Faith and Repeated Contractual Breaches Leading to Value Destruction

Commences Comprehensive Sale Process for Endurance Truck and Related EV Assets

Files Chapter 11 to Implement Restructuring in Efficient Manner

Company is Debt-Free and Continues to Operate with Significant Cash-on-Hand

LORDSTOWN, Ohio, June 27, 2023 -- Lordstown Motors Corp. (Nasdaq: RIDE), (“Lordstown” or the “Company”), an original equipment manufacturer (OEM) of electric light-duty vehicles focused on the commercial fleet market, today announced a strategic restructuring process to maximize the value of its assets: its on-the-road Endurance all-electric (EV) pickup truck and the intellectual property, platform and people that developed it.

As part of the process, Lordstown today filed litigation against global technology company Hon Hai Technology Group (TWSE: 2317; LSE:HHPD) and certain of its affiliates, including Foxconn Ventures Pte. Ltd. (collectively, “Foxconn”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The litigation details Foxconn’s fraud and willful and consistent failure to live up to its commercial and financial commitments to the Company. Foxconn’s actions led to material damage to the Company as well as its future prospects.

In addition, and as a consequence of Foxconn’s material and irreparable harm, Lordstown is commencing a comprehensive marketing and sale process for the Endurance vehicle and related assets. To accomplish this expeditiously and provide a prospective buyer with a going concern asset that is free and clear of any legacy issues, Lordstown is restructuring under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the Bankruptcy Court. Lordstown further anticipates that the restructuring will enable an expedited timeline for hearing Lordstown’s litigation against Foxconn.

Edward Hightower, CEO & President of Lordstown, said, “As one of the early entrants to the EV industry, we have delivered the Endurance, an innovative and highly-capable EV with significant commercial and retail potential – and had subsequently engaged with Foxconn in a purposeful, strategic partnership to leverage this expertise into a broader EV development platform. Despite our best efforts and earnest commitment to the partnership, Foxconn willfully and repeatedly failed to execute on the agreed-upon strategy, leaving us with Chapter 11 as the only viable option to maximize the value of Lordstown's assets for the benefit of our stakeholders. We will vigorously pursue our litigation claims against Foxconn accordingly.”

Foxconn’s Fraud, Bad Faith and Repeated Contractual Breaches Irreparably Harm Lordstown

The complaint filed against Foxconn centers on a transformative, strategic partnership Lordstown’s management team entered into with Foxconn to combine Lordstown’s innovation, technology, accomplished vehicle engineering team and manufacturing facility in Lordstown, Ohio with Foxconn’s resources, supply chain capabilities and position as one of the world’s largest electronics manufacturers with stated significant automotive capabilities to form a new, scalable joint vehicle development platform.

Under the partnership, Lordstown agreed to divest its most valuable assets to Foxconn, namely its Lordstown, Ohio manufacturing facility, which is one of the largest in North America, along with its highly talented and experienced manufacturing and operational employees. The up-front purchase price for the Lordstown manufacturing facility reflected the expected benefits of the contractual assurances from Foxconn that Foxconn would support the Endurance pickup truck in a variety of ways and follow through on a joint vehicle development program, leveraging what was purported to be Foxconn’s established and extensive EV ecosystem and meeting its commitments to the Lordstown community.

The lawsuit details the fact that Foxconn had no intention of living up to its commitments, particularly with respect to the new vehicle development platform. As the lawsuit describes, Foxconn simply used its variety of contractual arrangements with the Company as a tool to maliciously and in bad faith destroy Lordstown’s business—while leveraging resources gained through the partnership to advance its own business interests.

Chapter 11 to Maximize Value of Lordstown’s Assets

In addition to the decisive action Lordstown is taking to redress Foxconn’s tortious conduct, it seeks to maximize the value of the Company’s assets and efficiently resolve its contingent liabilities through a Chapter 11 restructuring process. Lordstown has filed motions with the Court seeking authority to commence a comprehensive marketing and sale process under section 363 of the U.S. Bankruptcy Code to realize the full value of its innovative Endurance vehicle and related assets. The Endurance is a fully homologated and certified, production-launched vehicle that can serve as a springboard for the right OEM or other strategic purchaser into the broader North American EV full-size truck market at a fraction of the cost and time it would take to develop a program from the ground-up. The Company is confident that a buyer could utilize the Endurance platform to create multiple EV variants and take the product to the next level.

To ensure a smooth transition into Chapter 11, the Company filed with the Court a series of customary "first day" motions to continue operating the business and uphold its commitments to stakeholders during the process. The Company expects to receive approval of these routine “first day” requests in short order. The Company enters Chapter 11 with significant cash on hand and is debt-free.

Mr. Hightower said, "We remain confident that an orderly, expedited sale process will maximize value for our stakeholders and enable the talent and technology behind the Endurance to find new and supportive ownership. While in Chapter 11, Lordstown will continue to support our customers. We are grateful for the Lordstown team for their commitment and dedication to our vision and to our customers, suppliers and business partners for believing in the Endurance and in the EV evolution."

Additional information on the Chapter 11 filing, including access to court documents, is available at www.kccllc.net/lordstown.

Jefferies is acting as financial advisor to the Company, and White & Case LLP is acting as legal counsel.

About Lordstown Motors Corp.

Lordstown Motors is an electric vehicle (“EV”) OEM developing innovative light duty commercial fleet vehicles, with the Endurance all electric pickup truck as its first vehicle. Lordstown Motors has engineering, research and development facilities in Farmington Hills, Michigan and Irvine, California. For additional information visit www.lordstownmotors.com.

Forward-looking Statements

This release includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this release, those factors include, but are not limited to the risks and uncertainties regarding our ability to successfully complete the Chapter 11 cases (the “Chapter 11 Cases”) filed in the Bankruptcy Court; our ability to obtain timely approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases; the adverse impact of the Chapter 11 Cases on our business, financial condition and results of operations; the outcome of the litigation against Foxconn, ongoing litigation, the SEC investigation and any litigation arising out of the Chapter 11 Cases; the impact of the Chapter 11 Cases on the trading price and volatility of the Company’s Class A common stock and the possible delisting of the Company’s Class A common stock; our ability to effect a plan of reorganization or liquidation, or to negotiate and consummate a sale or other transaction with a third party; the sufficiency of our cash on hand and ability to obtain sufficient financing to allow us to conduct our business and facilitate required actions during, and execute our business plan following (should we emerge), the bankruptcy proceedings in an orderly fashion; our ability to comply with terms and conditions of any financing; our ability to maintain our relationships with our employees, suppliers, vendors, customers and other third parties; and the actions and decisions of our stakeholders and other third parties who have interests in our bankruptcy proceedings that may be inconsistent with our operational and strategic plans. There can be no guarantees that we will emerge from bankruptcy protection as a going concern or be able to sell some or all of our assets in an orderly fashion, that we will otherwise realize any significant value for our assets or damages through the Foxconn Litigation, or that our creditors or stockholders (including holders of our Class A common stock) will receive any recovery from the bankruptcy proceedings. As a result, the Company expects that its currently outstanding shares of Class A common stock may have little or no value. Trading in shares of our Class A common stock during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks and trading prices for our securities may bear little or no relationship to the actual recovery, if any, by holders of our securities in bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in our Class A common stock.

Additional information on potential factors that could affect the Company and its forward-looking statements is included in the Company’s Form 10-K, Form 10-Q and subsequent filings with the SEC. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

Contacts:

Investors

Adam Kroll

IR@lordstownmotors.com

Media

Jeremy Fielding/Jon Morgan/Simone Leung

Kekst CNC

lordstown@kekstcnc.com